AMENDMENT NUMBER FIFTY-FOUR TO SUB-ADMINISTRATION AGREEMENT THIS AMENDMENT NUMBER FIFTY-FOUR TO SUB-ADMINISTRATION AGREEMENT (this “Amendment”) is entered into as of the 11th day of November, 2022 (“Amendment Effective Date”) by and between Global X Management Company LLC, a Delaware limited liability company (“GXMC”), and SEI Investments Global Funds Services, a Delaware statutory trust (the “Sub-Administrator”). WHEREAS, GXMC serves as investment adviser and administrator to Global X Funds (the “Trust”), an open- end management investment company registered under the Investment Company Act of 1940, as amended; WHEREAS, GXMC and the Sub-Administrator entered into a Sub-Administration Agreement dated as of the 25th day of November, 2008, as amended, pursuant to which the Sub-Administrator agreed to provide certain administrative, accounting and compliance services with respect to the Trust (the “Agreement”); and WHEREAS, GXMC and the Sub-Administrator desire to further amend the Agreement on the terms and subject to the conditions provided herein. NOW THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows: 1. Schedule I (Funds). Schedule I (Funds) of the Agreement is hereby deleted and replaced in its entirety as set forth in the Schedule I (Funds) attached as Attachment 1 hereto. 2. Ratification of Agreement. Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement are hereby ratified and confirmed to be of full force and effect, and shall continue in full force and effect. 3. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Amendment shall be deemed executed by both parties when any one or more counterparts hereof or thereof, individually or taken together, bears the original, scanned or facsimile signatures of each of the parties. 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws or choice of laws rules or principles thereof. To the extent that the applicable laws of the Commonwealth of Pennsylvania, or any of the provisions of this Amendment, conflict with the applicable provisions of the 1940 Act, the Securities Act of 1933 or the Securities Exchange Act of 1934, the latter shall control. IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the day and year first above written. SEI INVESTMENTS GLOBAL FUNDS SERVICES By: /s/ John Alshefski Name: John Alshefski Title: SVP GLOBAL X MANAGEMENT COMPANY LLC By: /s/ Susan Lively Name: Susan Lively Title: General Counsel

SCHEDULE I Funds 2 Global X Adaptive U.S. Factor ETF Global X Adaptive U.S. Risk Management ETF Global X Aging Population ETF Global X AgTech & Food Innovation ETF Global X Alternative Income ETF Global X Artificial Intelligence & Technology ETF Global X Autonomous & Electric Vehicles ETF Global X Blockchain ETF Global X Blockchain & Bitcoin Strategy ETF Global X Cannabis ETF Global X Carbon Credits Strategy ETF Global X China Biotech Innovation ETF Global X China Innovation ETF Global X China Mid Cap ETF Global X CleanTech ETF Global X Clean Water ETF Global X Cloud Computing ETF Global X Conscious Companies ETF Global X Copper Miners ETF Global X Cybersecurity ETF Global X Data Center REITs & Digital Infrastructure ETF Global X DAX Germany ETF Global X Disruptive Materials ETF Global X Dow 30® Covered Call ETF Global X E-commerce ETF Global X Education ETF Global X Emerging Markets ETF Global X Emerging Markets Bond ETF Global X Emerging Markets Great Consumer ETF Global X Emerging Markets Internet & E-commerce ETF Global X Financials Covered Call & Growth ETF Global X FinTech ETF Global X Founder-Run Companies ETF Global X FTSE Southeast Asia ETF Global X Genomics ETF Global X Gold Explorers ETF Global X Green Building ETF Global X Guru® Index ETF Global X Health & Wellness ETF Global X Health Care Covered Call & Growth ETF Global X Hydrogen ETF Global X Information Technology Covered Call & Growth ETF Global X Interest Rate Hedge ETF Global X Interest Rate Volatility & Inflation Hedge ETF Global X Internet of Things ETF Global X Kuwait ETF Global X Lithium & Battery Tech ETF Global X Luxembourg ETF Global X Metaverse ETF Global X Millennial Consumer ETF Global X MLP & Energy Infrastructure ETF Global X MLP ETF Global X MSCI Argentina ETF

SCHEDULE I Funds 3 Global X MSCI China Communication Services ETF Global X MSCI China Consumer Discretionary ETF Global X MSCI China Consumer Staples ETF Global X MSCI China Energy ETF Global X MSCI China Financials ETF Global X MSCI China Health Care ETF Global X MSCI China Industrials ETF Global X MSCI China Information Technology ETF Global X MSCI China Materials ETF Global X MSCI China Real Estate ETF Global X MSCI China Utilities ETF Global X MSCI Colombia ETF Global X MSCI Emerging Markets Covered Call ETF Global X MSCI Greece ETF Global X MSCI Next Emerging & Frontier ETF Global X MSCI Nigeria ETF Global X MSCI Norway ETF Global X MSCI Pakistan ETF Global X MSCI Portugal ETF Global X MSCI SuperDividend® EAFE ETF Global X MSCI SuperDividend® Emerging Markets ETF Global X MSCI Vietnam ETF Global X Nasdaq 100 Collar 95-110 ETF Global X Nasdaq 100 Covered Call ETF Global X Nasdaq 100 Covered Call & Growth ETF Global X Nasdaq 100 ESG Covered Call ETF Global X Nasdaq 100 Tail Risk ETF Global X Nasdaq 100 Risk Managed Income ETF Global X PropTech ETF Global X Renewable Energy Producers ETF Global X Robotics & Artificial Intelligence ETF Global X Russell 2000 Covered Call ETF Global X Russell 2000 Covered Call & Growth ETF Global X S&P 500® Catholic Values ETF Global X S&P® Catholic Values Developed ex-U.S. ETF Global X S&P Catholic Values U.S. Aggregate Bond ETF Global X S&P 500 Collar 95-110 ETF Global X S&P 500 Covered Call & Growth ETF Global X S&P 500® Covered Call ETF Global X S&P 500 ESG Covered Call ETF Global X S&P 500® Quality Dividend ETF Global X S&P 500 Risk Managed Income ETF Global X S&P 500 Tail Risk ETF Global X Silver Miners ETF Global X Social Media Index ETF Global X Solar ETF Global X SuperDividend® ETF Global X SuperDividend® REIT ETF Global X SuperDividend® US ETF Global X SuperIncome™ Preferred ETF Global X Telemedicine & Digital Health ETF Global X Thematic Growth ETF Global X U.S. Dividend Covered Call & Growth ETF Global X U.S. Infrastructure Development ETF Global X U.S. Preferred ETF

SCHEDULE I Funds 4 Global X Uranium ETF Global X Variable Rate Preferred ETF Global X Video Games & Esports ETF Global X Wind Energy ETF